Investor Presentation April 21, 2015

Forward-Looking Statements Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and do not include the impact of future acquisitions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially. The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly upon these forward-looking statements. The Company undertakes no obligation to update these forward-looking statements, except as required by law. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, and other claims and insurance coverage issues. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All written and oral forward-looking statements in this presentation are expressly qualified by these “Risk Factors.” Page 2

Company Overview

Business Overview  U.S. Concrete is one of the largest non-integrated concrete producers in the U.S.  National producer of ready-mixed concrete  Headquartered in Euless, TX  Trades on NASDAQ under ticker “USCR”  Market capitalization of $505.4 million1  Total Enterprise Value of $695.6 million2 Financial Overview  2014 Revenue: $703.7 million (89.9% ready-mixed; 4.5% aggregates)3  2014 Adjusted EBITDA: $75.2 million4 U.S. Concrete Overview ¹ Based on USCR stock price of $34.12 as of 04/16/15 and diluted shares outstanding of 14.811 million as of 04/16/15 2 Enterprise value is defined as market capitalization plus debt less cash and cash equivalents 3 Excludes $21.0 million of internal aggregates sales that are eliminated in consolidation 4 Adjusted EBITDA is a non-GAAP financial measure, see page 25 for more information Page 4

SAN FRANCISCO Strong Positions in Attractive Markets Page 5 READY-MIXED PLANTS AGG PRODUCTION FACILITIES RECYCLED AGGREGATES CORPORATE HEADQUARTERS 22 Ready- Mixed 72 Ready-Mixed 5 Aggregates 9 Ready-Mixed 1 Aggregate DC NJ DE PA 2 Ready- Mixed 16 Ready- Mixed 4 Aggs. 11 Ready-Mixed 1 Recycled Agg NY 16 Volumetric VOLUMETRIC READY-MIXED FACILITIES AGG IMPORT DOCKS 3 Agg Import

Growth Driven by Key Sectors Texas/Oklahoma Northern California New York/New Jersey Washington, D.C. Page 6 Energy/Diversified Technology Financial Services Government

Over 80 million tons of owned and leased reserves Significant Quality Asset Base Page 7 5.7 million cubic yards of concrete sold in 2014 1,200+ ready-mixed concrete trucks 10 aggregate production facilities and 1 aggregate recycle operation 148 standard and volumetric ready-mixed concrete plants 4.7 million tons of aggregates sold in 2014 Leading market position in four regions with attractive fundamentals Ready-Mixed Concrete Aggregates - primary focus is supply of USCR ready-mixed operations 3 aggregate import docks

Strong Historical Performance Trend Page 8 3,805 4,047 4,839 5,225 5,696 2,624 2,741 3,407 3,597 4,650 2010 2011 2012 2013 2014 Ready Mix (CYDs) Aggregate (Tons) Volume (‘000) $92.54 $94.48 $97.59 $104.03 $110.85 $8.16 $7.46 $7.89 $8.84 $9.40 $6 $7 $8 $9 $10 $11 $12 $80 $85 $90 $95 $100 $105 $110 $115 2010 2011 2012 2013 2014 Ready Mix ($/CYD) Aggregate ($/ton) Average Selling Price $411 $446 $531 $598 $704 2010 2011 2012 2013 2014 Revenue ($mm) $14 $9 $25 $48 $75 2010 2011 2012 2013 2014 Adjusted EBITDA ($mm)

Improved Year-over-Year Performance $48.3 $75.2 $- $10 $20 $30 $40 $50 $60 $70 $80 2013 2014 Adj. EBITDA Page 9 (in millions, except ASP) $598.2 $703.7 $540 $560 $580 $600 $620 $640 $660 $680 $700 $720 2013 2014 Revenue $104.03 $110.85 $100 $102 $104 $106 $108 $110 $112 2013 2014 ASP (per cyd) 5.225 5.696 4.90 5.00 5.10 5.20 5.30 5.40 5.50 5.60 5.70 5.80 2013 2014 Ready-Mixed Volume (cyds)

Ready-Mixed Top Line Drivers


Volume
1,500
1,250
1,000
750
500
$120
$115
$110
$105
$100
$95
$90
$85
$80
$75
Avg. Selling Price
$91.61
$115.05
726
1,062
1,200
1,059
1,014
1,281
1,320
1,225
1,133
1,390
1,447
1,255
1,254
1,486
1,579
1,377
Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14
Volume (cyds in 000's)
ASP (per cyd)

Page 10

Better Pricing Power Driving Margin Improvement Page 11  Adjusted EBITDA margin is now above previous peak level  Material margin remained stable through the last cycle, and has improved steadily since 2011 under current operating model  Company now better positioned for higher sustained performance through the cycle 2006 (Peak) 2011 (Trough) 2014 9.6% 1.0% 10.7% 42.8% 44.1% 47.8% Ready-Mix Material Spread Margin Consolidated Adjusted EBITDA Margin

Conservative Capital Structure As of December 31, 2014 8.5% Senior Secured Notes due December 1, 2018 $ 200.0 $175mm ABL Revolver expiring October 2, 2018 0.0 Other Debt 20.4 Total Debt 220.4 1 Based on USCR stock price of $34.12 as of 04/16/15 and diluted shares outstanding of 14.811 million as of 04/16/15 Cash $ 30.2 Net Debt 190.2 Equity Value1 505.4 Enterprise Value 695.6 LTM Adjusted EBITDA $ 75.2 Total Debt/LTM Adjusted EBITDA 2.9x Net Debt/LTM Adjusted EBITDA 2.5x Page 12 ($ millions)

Value Creation for Shareholders $0 $5 $10 $15 $20 $25 $30 $35 $4.69 USCR - Nasdaq As of 04/16/15 – $34.12 52 Week Low – $21.48 52 Week High – $35.75 Avg Daily Vol (3m) – 138.7K $34.12 Page 13

Industry Overview

Increasing vertical integration among cement, aggregates and concrete producers Source: National Ready-Mixed Concrete Association Annual Revenue $30.0 B Ready-Mixed Concrete Producers 2,000 Ready-Mixed Concrete Market Size Large, Fragmented Market Page 15 Ready-Mixed Concrete Plants 5,500

Focused on Key End Use Markets Page 16 Source: McGraw-Hill Construction market outlook for 2014 as of Q4 2014 Total U.S. Market  Commercial and industrial sectors generate higher margins  Streets and highways often self-performed by construction companies U.S. Concrete, Inc. Residential 19% Commercial & Industrial 16% Street, Highway, & Other Public Works 65% Residential 26% Commercial & Industrial 59% Street, Highway, & Other Public Works 15% Source: U.S. Concrete, Inc. 2014 Ready-Mixed Concrete Volume

Company Focus and Strategy

Continued Focus on Improved Performance Pursue strategic development opportunities Focus on ready-mixed concrete and aggregates Continue to aggressively manage cost structure Grow company while maintaining strong balance sheet and liquidity Page 18

Focused and Disciplined Acquisition Strategy Page 19 Continue to expand within existing regional markets through concrete bolt-ons and vertical integration into aggregates Expand concentrically around existing regions • Strong, stable markets with promising growth profile • Appealing market structures • Defensible positions of scale with barrier to entry Also considering selected larger-scale opportunities in new geographies

Established Track Record of Accretive Acquisitions Page 20 •6 plants – 89 mixers trucks in NYC •Expands service coverage to all of Manhattan Ferrara Bros. New York Metro area (April 2015) •Four plants – 49 mixer trucks •Expands San Francisco Bay Area presence in the East Bay Right Away Redy Mix Oakland, CA (February 2015) •16 volumetric ready-mixed concrete facilities and 108 volumetric concrete trucks •Expands volumetric ready-mixed concrete business to all four major metropolitan areas in Texas Mobile-Crete (December 2014) Custom Crete (October 2014) Central and S. Texas •Assumed leases for 2 waterside aggregate distribution facilities •Eases distribution to eastern metro New York market New York Sand and Stone New York Metro area (October 2014)  U.S. Concrete has made 15 acquisitions since the beginning of 2012 representing total deal value of $219.2 million  Sourcing, executing and integrating acquisitions is a core competency of the company  Recent acquisitions include:

USCR Competitive Advantage  Strong Leadership  Operating excellence  Group-wide sourcing  Central IT & support  Focused R&D  Seasoned strategic development team Page 21  Healthy regional economies  Vertical integration  Best practice execution  Concentrated Purchasing Power  Synergies with acquisition targets  Deep market knowledge  Fast & flexible delivery  Customer relationships  High end product offering  Acquiror of choice  Superior returns  Excellent reputation  Supplier of choice  Accelerated growth potential  Accretive acquisitions National Support Selected Regional Franchises Local Presence Success Large company resources – local company entrepreneurship

Sustainability Leadership Page 22  Leader in low CO2 concrete  Founding partner of Carbon Leadership Forum and Building Health Initiative  First ready-mix company in North America to adopt and receive verified Environmental Product Declarations (EPDs) for its concrete mixes  17 Green-Star certified plants  Employ extensive sustainable operational practices across the enterprise

Benefits of Our Sustainable Strategy Page 23 Sustainable demand growing; expected share by 2015: 55% of all commercial & institutional construction (USGBC, 2012) Increase product demand USCR’s technology/innovations drive the development of engineered mixes that reduce carbon footprint, while delivering higher performing concrete, compared to traditional concrete Competitive advantage and clear differentiation Low-CO2 mixes utilize lower cost, cement replacement materials, while offering equal to or higher performance compared to traditional concrete Reduced material cost/yd; greater margin potential Cement companies remain focused on core: cement production and utilization Greater business flexibility

Investment Highlights Page 24  Favorable exposure to commercial projects with higher margins and barriers to entry  High quality asset base in attractive markets  Well positioned to benefit from rebound in construction market  Long-term diversified customer base  Established track record of sourcing, executing and integrating accretive acquisitions  Strong financial performance and conservative balance sheet  Experienced management team with a proven track record

Disclosure of Non-GAAP Financial Measures U.S. CONCRETE, INC. ADDITIONAL STATISTICS (In thousands, unless otherwise noted; unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the following table for presentations of our adjusted EBITDA and adjusted EBITDA margin for the years 2013 and 2014. We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, reorganization costs, noncash impairments, derivative (income) loss, expenses related to the departure of our former CEO, expenses related to the relocation of our corporate headquarters, gain (loss) on extinguishment of debt and non-cash stock compensation expense. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP. Page 25

Reconciliation of Non-GAAP Financial Measures Page 26 (in thousands, except per share amounts) 2013 2014 Adjusted EBITDA¹ reconciliation: Net Income (loss) from continuing operations (18,273)$ 21,575$ Income tax expense 1,168 2,156 Interest expense, net 11,332 20,431 Derivative loss 29,964 3,556 Depreciation, depletion and amortization 18,868 23,849 Gain on extinguishment of debt (985) (11) Expenses related to corporate headquarters relocation 550 - Officer severance 245 - Non-cash stock compensation expense 5,429 3,655 Adjusted EBITDA 48,298$ 75,211$ Adjusted EBITDA margin 8.1% 10.7% Year Ended December 31, ¹ Adjusted EBITDA is defined as income (loss) from continuing operations, plus income tax provision (benefit), net interest expense, derivative loss related to our Convertible Notes and Warrants, depreciation, depletion and amortization, loss on early extinguishment of debt, expenses related to our corporate headquarters relocation, officer severance, and non-cash stock compensation expense.

Investor Presentation April 21, 2015